UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SHIFTPIXY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! SHIFTPIXY, INC. ATTN: LEGAL DEPARTMENT 4101 NW 25TH ST MIAMI, FL 33142 SHIFTPIXY, INC. 2023 Annual Meeting Vote by March 5, 2023 11:59 PM ET You invested in SHIFTPIXY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on March 6, 2023. Vote Virtually at the Meeting* March 6, 2023 1:00 p.m. ET Virtually at: www.virtualshareholdermeeting.com/PIXY2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D95090-P85584

Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 20, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D95091-P85584 1. Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate): Proposal to elect Scott W. Absher, Kenneth W. Weaver, Whitney J. White, Christopher Sebes and Amanda Murphy as Directors of the Company. Nominees: 1a. SCOTT W. ABSHER 1b. KENNETH W. WEAVER 1c. WHITNEY J. WHITE 1d. CHRISTOPHER SEBES 1e. AMANDA MURPHY 2. Proposal to ratify the appointment of Marcum LLP as the Company’s independent public accountants for the fiscal year ending August 31, 2023. For For For For For For For 3. Proposal to approve the increase in the number of shares available for issuance under the Company’s 2017 Stock Option / Stock Issuance Plan, as amended, from 30,000 to 750,000.